                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                      Date of Report:     October 16, 1997
                                     -------------------------------------
                                       (Date of earliest event reported)



                     THE GREAT AMERICAN BACKRUB STORE, INC.
           ----------------------------------------------------------
              Exact name of registrant as specified in its charter



          New York                        0-25334                  13-3729043
------------------------------      -------------------         ---------------
State of other jurisdiction of      Commission File No.         I.R.S. Employer
incorporation or organization                                         ID No.



           4500 140th Avenue No., Suite 221, Clearwater, Florida 33762
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (813) 532-4818
                                                            -------------

            53 West 36th Street, Room 1202, New York, New York 10018
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 1.    CHANGES IN CONTROL OF REGISTRANT

         On September 30, 1997 The Great American BackRub Store, Inc. ("the Company") entered into a Securities Exchange Agreement (the "Securities Exchange Agreement"), to acquire (the "Acquisition") 100% of the issued and outstanding common stock of Caribsun from Ascot International Corp. ("Ascot"). On October 16, 1997 the Securities and Exchange Agreement was amended and the Company initially issued 11,000,000 shares of its Common Stock to Ascot in exchange for all of the outstanding shares of Caribsun's Common Stock. Under the terms of the Securities Exchange Agreement, the Company will issue up to a maximum of 17,097,419 shares in exchange for Caribsun. The final number of shares may be reduced to the extent the audited net worth of Caribsun at October 15, 1997 is less than $4.5 million, the audit of Caribsun balance sheet is not delivered by Ascot prior to November 15, 1997, or if Ascot does not provide at least $150,000 of financing to the Company before November 15, 1997. The balance of the shares due to Ascot will be issued following shareholder approval of a proposal to amend the Company's certificate of incorporation to increase the Company's authorized capital.

         The Securities Exchange Agreement was attached to the Company's Form 8-K as an exhibit which was filed via EDGAR with the Securities and Exchange Commission on or about October 16, 1997.

         As a result of the Acquisition, Ascot owns approximately 80% of the outstanding Common Stock and all of the management of the Company now consists of officers and directors (or individuals nominated by such persons) of Ascot.

                               BOARD OF DIRECTORS

GENERAL

         Management of the Company, prior to the Acquisition (collectively referred to as "Prior Management") was as set forth below:

         Name                               Position
         ----                               --------

         William Zanker                     President, Chairman of the Board
         Terrance C. Murray                 Chief Executive Officer, Director
         Stephen Seligman                   Director
         Andrew L. Hyams                    Director
         Donald R. Fleischer                Director

         Prior Management resigned effective as of October 16, 1997 (except Mr. Seligman, whose resignation is effective ten days after the Company notifies shareholders of these changes in accordance with Section 14f of the Exchange
Act), and the following individuals (collectively referred to as "New Management") were nominated to assume the positions set forth next to their names:

   Name                Age    Position
   ----                ---    --------

   David S. Coia        42    Chairman of the Board, Chief Executive Officer
   David Coia           65    President, Chief Operating Officer
   David L. West        39    Chief Financial Officer, Treasurer, Secretary and
                              Director
   Kevin P. Stone       39    Director
   Waylon E. McMullen   51    Director

         David S. Coia is the son of David Coia and is the founder, principal shareholder and chief executive officer of the Barclay Group. The Barclay Group is a private real estate development firm which specializes in the development of retail properties. It engages in all phases of the acquisition and development of real estate properties and is currently developing projects valued at $75 million, having experienced an annual growth rate of 20% during the last 18 months. Representative clients include Walgreens, Home Depot and Publix Supermarkets.
Mr. Coia's  business address is 1123 Overcash Drive, Dunedin, Florida 34698.

         David Coia has served as Director, President and Chief Executive Officer of Ascot since March 1995. Mr. Coia has served as a consultant to the Barclay Group since February 1988. Mr. Coia founded, and was the President of Counsel Food Services, Inc., a Florida pizza franchise company in Clearwater, Florida from 1988 to 1991. From 1975 to 1988 Mr. Coia served in various top managerial positions, including Vice President of Development, and General Manager of Operations for the Sheraton Hotels and Holiday Inn. In such capacity, Mr. Coia was responsible for site selection, development and expansion of various hotel sites and operations. Mr. Coia's business address is 4707 140th Avenue N.E., Suite 312, Clearwater, Florida 33762.

         David L. West has been the Chief Financial Officer of Ascot since January 1995. From July 1993 through December 1994 Mr. West was a Manager in the accounting firm of Lewis, Birch & Ricardo, P.A. Mr. West served as Controller and Chief Financial Officer of Bently Pharmaceuticals, Inc. from October 1991 through June 1993. From March 1984 through September 1991 Mr. West served in the audit practice of KPMG Peat Marwick, LLP. Mr. West's business address is 4707 140th Avenue N.E., Suite 312, Clearwater, Florida 33762.

         Kevin P. Stone has been the President of Underwriting at Commonwealth International Group, Ltd. since February 1996. Mr. Stone was the General Manager/Special Risks Manager for Metropole Insurance Brokers, Toronto, from 1993 through 1996. Mr. Stone was the International Manager of South Western Insurance Group from 1991 through 1993. Mr. Stone's business address is 338 Soudan Avenue, Toronto, Ontario, Canada.

         Waylon E. McMullen is a licensed and practicing attorney in Dallas, Texas and has been since 1971. In 1991 Mr. McMullen founded Waylon E. McMullen, P.C., a law firm, and currently serves as its President. From 1975 to 1991 Mr. McMullen served as President of Akin & McMullen, P.C., a law firm in Dallas, Texas. Mr. McMullen served as a Director for Pizza Inn, a publicly traded corporation traded on the American Stock Exchange from 1975 to 1987.

Mr. McMullen is presently serving as a Director for the Furia Organization and Golden Interstate Medical Management, Inc. Mr. McMullen's business address is P.O. Box 795517, Dallas, Texas.

         Each member of New Management has been nominated to serve in such position until the next annual meeting of shareholders and until their successors have been duly elected and shall have qualified.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Reference is made to Item 1 concerning the acquisition of Caribsun by the Company. Caribsun through a wholly owned subsidiary, Coconut Hall Resort Limited, owns approximately 86 acres of undeveloped land in Antigua for which it has obtained certain government licenses and approvals to construct a hotel, condominium and casino project. The Company plans to continue Caribsun's plans to finance the development of the property as well as continue the operations and franchising of The Great American BackRub Store, Inc.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

         The financial information and pro forma information described below which is required by Item 7 of Form 8-K is not yet available. The Registrant anticipates that it will file the required financial information as soon as possible, but no later than 60 days from the date this report must be filed.


   (a)    Financial Statements


          Independent Auditors' Report
          Consolidated Balance Sheet as of December 31, 1996
          Consolidated Statement of Operations for the years ended
            December 31, 1996 and 1995
          Consolidated Statement of Changes in Common Stockholder's
             Equity for the years ended December 31, 1996 and 1995
          Consolidated Statement of Cash Flows for the years ended December 31,
             1996 and 1995
          Summary of Accounting Policies
          Notes to Consolidated Financial Statements


   (b)    Pro Forma Financial Information


          Pro Forma Balance Sheet at July 31, 1997 (filed herewith). Pro-Forma Condensed Financial Statements
                   Condensed Balance Sheet as of June 30, 1997
                   Condensed Statement of Operations for the six months ended
                     June 30, 1997

          Condensed Balance sheet as of December 31, 1996
          Condensed Statement of Operations for the year ended December 31, 1996

   (c)     Exhibits

          The following Exhibits are filed with this Form 8-K

          *2.1 Securities Exchange Agreement dated as of September 30, 1997 between The Great American BackRub Store, Inc. and Ascot International corp., the sole Stockholder of Caribsun Corp.

          2.2  Amendment to Securities Exchange Agreement dated October 16,
               1997.

          *99.1 The Great American BackRub Store, Inc. Press Release dated
               October 1, 1997.

         *Incorporated by reference to the Company's Form 8-K Report dated September 30, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GREAT AMERICAN BACKRUB
                                        STORE, INC.


                                        By:      /s/ David Coia
                                            ---------------------------------
                                               David Coia, President





Dated: October 31, 1997

                     THE GREAT AMERICAN BACKRUB STORE, INC.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                   (Pro-Forma)
                               As of July 31, 1997
                               -------------------

                                     ASSETS
                                     ------

                                                             Historical              Adjustments                 Pro-forma
                                                             ----------              -----------                -----------
CURRENT ASSETS:
      Cash and cash equivalents                              $  227,053              $        --                $   227,053
      Receivable                                                144,960                       --                    144,960
      Prepaid expenses                                           11,040                       --                     11,040
      Inventory                                                 281,244                       --                    281,244
                                                             ----------              -----------                -----------
                 Total current assets                           664,297                       --                    664,297
                                                             ----------              -----------                -----------
PROPERTY AND EQUIPMENT
      Land                                                           --   (a)          5,305,129                  5,305,129
      Furniture and fixtures                                    463,560                       --                    463,560
      Leasehold improvements                                    931,446                       --                    931,446
      Purchased Lease                                           120,000                       --                    120,000
      Computer equipment                                         46,458                       --                     46,458
                                                             ----------              -----------                -----------

      Total                                                   1,561,464   (a)          5,305,129                  6,866,593
      Less, Accumulated depreciation                           (285,008)                      --                   (285,008)
                                                             ----------              -----------                -----------

                 Property and equipment - net                 1,276,456                5,305,129                  6,581,585
                                                             ----------              -----------                -----------
OTHER ASSETS:
      Note receivable                                            50,938   (a)            108,000                    158,938
      Lease and equipment deposits                              290,616                       --                    290,616
                                                             ----------              -----------                -----------

                 Total Other Assets                             341,554                       --                    449,554
                                                             ----------              -----------                -----------

TOTAL ASSETS                                                 $2,282,307              $ 5,413,129                $ 7,695,436
------------                                                 ==========              ===========                ===========


(a) Preliminary pro-forma consolidation of Caribsun, Corp into The Great American BackRub Store, Inc.

                     THE GREAT AMERICAN BACKRUB STORE, INC.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                   (Pro-Forma)
                               As of July 31, 1997
                               -------------------

                                                                    Historical             Adjustments                 Pro-forma
                                                                    ----------             -----------                -----------
CURRENT LIABILITIES:
      Accounts payable                                             $   626,501             $        --                $   626,501
      Accrued expenses                                                 193,278  (a)            450,000                    643,278
      Accrued payroll and related                                       79,604                      --                     79,604
      Bridge notes                                                     158,244                      --                    158,244
      Deferred revenue                                                  72,425                      --                     72,425
                                                                    ----------             -----------                -----------

                 Total Liabilities                                   1,130,052                 450,000                  1,580,052
                                                                    ----------             -----------                -----------

DEFERRED RENT                                                          363,991                      --                    363,991
                                                                    ----------             -----------                -----------

COMMITMENTS AND CONTINGENCIES                                               --                      --                         --
                                                                    ----------             -----------                -----------
STOCKHOLDER'S EQUITY
      Series B convertible preferred stock, $0.001 par value
       15,000 shares authorized, none issued                                --                      --                         --

      Preferred stock, $0.01 par value; 1,000,000 shares
       authorized; 500,000 issued and outstanding                           --  (a)              5,000                      5,000

      Common stock, par value $0.001 per share
       20,000 shares authorized, 2,416,85
       shares issued and outstanding                                     2,417  (a)                  1                      2,418
      Additional paid in capital                                     8,865,331  (a)          5,700,128                 14,565,459
      Deficit accumulated during the development stage              (8,079,484) (a)           (742,000)                (8,821,484)
                                                                    ----------             -----------                -----------

                                                                       788,264               4,963,129                  5,751,393
                                                                    ----------             -----------                -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                                       $ 2,282,307             $ 5,413,129                $ 7,695,436
                                                                    ==========             ===========                ===========
